UNITED  STATES

SECURITIES  AND  EXCHANGE  COMMISSION

Washington, D.C. 20549

FORM  8-K

CURRENT  REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 1, 2012 (October 26, 2012)

HPIL HOLDING

(Exact name of registrant as specified in its charter)

Nevada	333-121787	20-0937461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7075 Gratiot Road, Suite One Saginaw, MI	48609
(Address of principal executive offices)	(Zip Code)

(248) 750-1015
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 26, 2012, pursuant to the terms of the Quota Purchase Agreement (“Purchase Agreement”) made by and between HPIL Holding (“HPIL”), in cooperation with HPIL Real Estate Inc. (“HPIL RE”), a wholly owned subsidiary of HPIL, and Daniel Haesler (“Haesler”), HPIL in cooperation with HPIL RE acquired from Haesler 32% of Haesler Real Estate Management, a real estate management company, from Haesler in exchange for 350,000 shares of common stock of HPIL.

A copy of the Purchase Agreement is attached to this Form 8-K and will be filed as an exhibit when HPIL files its next Form 10-Q.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

9.01. Exhibits

9.01(a)            Quota Purchase Agreement made by and between HPIL Holding and Daniel Haesler dated October 26, 2012.

EXHIBIT INDEX

Exhibit No.                 Document Description

9.01(a)                       Quota Purchase Agreement made by and between HPIL Holding and Daniel Haesler dated October 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HPIL Holding (Registrant)

Date: November 1, 2012	By: Nitin Amersey Director, Chief Financial Officer, Treasurer and Corporate Secretary